AAM TRANSFORMERS ETF (TRFM) Listed on NYSE Arca, Inc. Summary Prospectus June 15, 2022 www.aamlive.com/ETF
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated June 15, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AAM Transformers ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pence Transformers Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%

1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$50	3 Years:	$157
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
Pence Transformers Index
The Index is a rules-based index that measures the performance of U.S.-listed common equity securities, including American Depositary Receipts (“ADRs”) for foreign securities, of companies poised to benefit from a significant disruption and/or transformation of consumer behavior and technological innovation. Examples of significant disruptions and/or transformation of consumer behavior and technological innovation include, but are not limited to, (i) advancements in autonomous driving capabilities and electric vehicle technology disrupting the automobile manufacturers and trucking sub-industries; (ii) changes in consumer behavior shifting retail sales from brick and mortar businesses to digital channels transforming the internet and digital marketing retail sub-industry; (iii) recent developments in cellular data speeds and improvements in mobile technologies disrupting the interactive media and services sub-industry; and (iv) new technologies that provide carbon offsets for existing business models or the development of greener alternatives to existing energy production transforming the renewable electricity producers sub-industry.
Securities eligible for inclusion in the Index must be classified in one of the following sub-industries of the Global Industry Classification Standard (“GICS”):

Sub-Industries
Aerospace & Defense	Electronic Components	IT Consulting & Other Services
Alternative Carriers	Electronic Equipment & Instruments	Oil & Gas Refining & Marketing
Application Software	Heavy Electrical Equipment	Renewable Electricity Producers
Automobile Manufacturers	Hotels, Resorts & Cruise Lines	Semiconductor Equipment
Communications Equipment	Industrial Machinery	Semiconductors
Consumer Electronics	Interactive Home Entertainment	Specialty Chemicals
Copper	Interactive Media & Services	Systems Software
Data Processing & Outsourced Services	Internet & Direct Marketing Retail	Technology Hardware, Storage & Peripherals
Electrical Components & Equipment	Internet Services & Infrastructure	Trucking
Companies are screened from the universe of eligible securities based on descriptions of a company in regulatory filings (e.g., financial statements, annual reports), investor presentations, analyst reports, and industry-specific publications. In seeking companies that are expected to have market dominance, the Index analyzes the following quantitative factors that, in the opinion of Pence Capital Management, LLC (the “Index Provider”), provide an indication of a significant disruption and/or transformation of consumer behavior and technological innovation: research and development (“R&D”) spending as a percentage of sales, projected sales, and projected sales growth. The screening of the Index is performed by the Index Provider, and the Index was developed in 2021 by the Index Provider.
To be included in the Index, a company must have (i) a minimum float-adjusted market capitalization of $2 billion, (ii) a minimum liquidity threshold of an average daily traded value of $2 million over a three-month period, and (iii) a consensus analyst rating above 3.0. Broker-dealers issue ratings based on an analyst’s measure of a stock’s expected performance in a given time period, where a rating of 5.0 is the strongest ranking (e.g., buy) and 1.0 is the weakest ranking (e.g., sell). A consensus rating is the average of all brokers’ recommendations which have updated their recommendation in a given time period. To be eligible for inclusion in the Index, there must be at least five analysts making a recommendation for the company (except for ADRs and newly-listed securities). An ADR may be included in the Index with fewer than five analysts’ ratings, if the underlying security for which the ADR is based on has at least five analysts making a recommendation for the company. Newly-listed securities may also be included in the Index with fewer than five analysts’ ratings (i.e., a company that is post-IPO but may not have wide analyst coverage due to IPO lock-up periods) if a company is in one of the specified industries, has a minimum market capitalization over $2 billion, and has projected revenue over $200 million.
The Index is reconstituted (i.e., Index constituents are added or deleted and weightings within each category are reset to equal-weight) after the close of business on the third Friday of March, June, September, and December. At the time of each reconstitution of the Index, Index constituents are added or deleted based on company data as of the last business day of February, May, August, and November, respectively, and the Index constituents are equally weighted within the following categories based on closing prices as of ten business days prior to the reconstitution date.

Category 1 (20% weight)	U.S.-based companies with over $100 billion market capitalization
Category 2 (30% weight)	U.S.-based companies with $20 billion to $100 billion market capitalization
Category 3 (25% weight)	U.S.-based companies with $2 billion to $20 billion market capitalization
Category 4 (15% weight)	international companies with over $30 billion market capitalization
Category 5 (10% weight)	international companies with $2 billion to $30 billion market capitalization
The aggregate weight of U.S.-based companies (companies in Categories 1, 2, and 3) is capped at 75%. If the Index does not identify any companies in one or more of those categories, the excess weight will be equally distributed to the remaining category or categories (e.g., if there are no Category 2 companies identified, then Category 1 would be weighted at 35% and Category 3 would be weighted at 40%). If the Index does not identify any U.S.-based companies, then Category 4 would be weighted at 60% and Category 5 would be weighted at 40%.
The remaining 25% of the Index is made up of international companies (Categories 4 and 5). If the Index does not identify any companies in either category, the excess weight will be distributed to the other category (e.g., if there are no Category 4 companies identified, then Category 5 would be weighted 25%). If the Index does not identify any international companies, the excess weight will be equally distributed among Categories 1, 2 and 3 (e.g., Category 1 would be weighted 28.3%, Category 2 would be weighted 38.3%, and Category 3 would be weighted 33.4%).
As of June 3, 2022, there were 168 companies in the Index, with a market capitalization ranging from $2 billion to $2,353 billion. The Index will only consist of mid- and large-capitalization companies greater than $2 billion at the time of each reconstruction.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of June 3, 2022, the Index was concentrated in the software industry and had significant exposure to the IT services and semiconductors & semiconductor industries, as well as the information technology sector, more generally.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and ADRs entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.
•Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
◦Software Companies Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become obsolete rapidly.
◦Semiconductor Companies Risk. Semiconductor companies are subject to the cyclical nature of the semiconductor and semiconductor equipment industry, and, as a result, their securities’ prices may fluctuate significantly and rapidly. In addition, the companies in the semiconductor and semiconductor equipment industry are subject to the risks of rapid obsolescence of products; substantial capital equipment expenditures; improper functioning of internal processes and information technology systems; changes in industry standards or regulations; inability to meet customer demand; unreliability of manufacturers and subcontractors to manufacture, assemble, and test companies’ products; and disruptions in companies’ activities such as acquisitions, divestitures, strategic investments and partnerships. The research and development efforts of these companies are focused on a limited number of new technologies and products. Any delay in the development or discontinuation of these technologies or products by companies in the industry, or their failure to achieve market acceptance, may compromise the competitive position of companies. These companies depend on intellectual property rights and may be adversely affected by loss or impairment of these rights.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Securities Risk. Investments in non-U.S. securities through ADRs involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.
•Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Index that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each quarterly rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Fund’s Sub-Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.aamlive.com/ETF.
Portfolio Management

Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Austin Wen, CFA, Portfolio Manager for VIA, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA, have been portfolio managers of the Fund since its inception.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aamlive.com/ETF.
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.